SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - September 15, 1997
                        (Date of Earliest Event Reported)



                          AK STEEL HOLDING CORPORATION

             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-13696


       Delaware                                        31-1401455
------------------------                           -------------------
(State of Incorporation)                           (I.R.S. Employer
                                                   Identification No.)




 703 Curtis Street, Middletown, Ohio                  45043
------------------------------------               -------------------
  (Address of principal                             (Zip Code)
   executive offices)


Registrant's telephone number, including area code:  (513) 425-5000

Item 5.  Other Events
------   ------------

         Effective September 15, 1997, The Fifth Third Bank, Cincinnati, Ohio, has succeeded The Bank of New York as (i) Transfer Agent and Registrar of, and Dividends Disbursing Agent for, the outstanding Common Stock, $.01 par value, and 7.00% Convertible Preferred Stock, Stock Appreciation Income Linked Securities (SAILS) of AK Steel Holding Corporation (the "Company"), (ii) Rights Agent with respect to the Company's outstanding Junior Preferred Stock Purchase Rights under the Rights Agreement, dated as of January 23, 1996, between the Company and the Rights Agent named therein and (iii) Trustee and Paying Agent with respect to the outstanding 10 3/4% Senior Notes Due 2004 and 9 1/8% Senior Notes Due 2006 of the Company's wholly-owned subsidiary, AK Steel Corporation.

Item 7.           Financial Statements, Pro Forma Financial
------            Information and Exhibits.
                  -----------------------------------------

         (c)      Exhibits.

                   4.1 Substitution of Successor Rights Agent and Amendment No. 1, dated as of September 15, 1997, to Rights Agreement, dated as of January 23, 1996, between AK Steel Holding Corporation and The Fifth Third Bank, as successor Rights Agent named therein.

                   4.2 Instrument of Resignation, Appointment and Acceptance, dated as of September 15, 1997, among AK Steel Corporation, as issuer, AK Steel Holding Corporation, as guarantor, The Bank of New York, as resigning Trustee, and The Fifth Third Bank, as successor Trustee, relating to AK Steel Corporation's 10-3/4% Senior Notes due 2004.

                   4.3 Instrument of Resignation, Appointment and Acceptance, dated as of September 15, 1997, among AK Steel Corporation, as issuer, AK Steel Holding Corporation, as guarantor, The Bank of New York, as resigning Trustee, and The Fifth Third Bank, as successor Trustee, relating to AK Steel Corporation's 9-l/8% Senior Notes due 2006.

                  99.1     Press Release, dated September 15, 1997.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AK STEEL HOLDING CORPORATION


                                            By /s/    Richard E. Newsted
                                                      --------------------------
                                               Name:  Richard E. Newsted
                                               Title: Executive Vice President,
                                                      Chief Financial Officer



September 15, 1997

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.               Description
----------                -----------

     4.1 Substitution of Successor Rights Agent and Amendment No. 1, dated as of September 15, 1997, to Rights Agreement, dated as of January 23, 1996, between AK Steel Holding Corporation and The Fifth Third Bank, as successor Rights Agent named therein.

     4.2 Instrument of Resignation, Appointment and Acceptance, dated as of September 15, 1997, among AK Steel Corporation, as issuer, AK Steel Holding Corporation, as guarantor, The Bank of New York, as resigning Trustee, and The Fifth Third Bank, as successor Trustee, relating to AK Steel Corporation's 10-3/4% Senior Notes due 2004.

     4.3 Instrument of Resignation, Appointment and Acceptance, dated as of September 15, 1997, among AK Steel Corporation, as issuer, AK Steel Holding Corporation, as guarantor, The Bank of New York, as resigning Trustee, and The Fifth Third Bank, as successor Trustee, relating to AK Steel Corporation's 9-l/8% Senior Notes due 2006.

    99.1                  Press Release, dated September 15, 1997.